Exhibit 10.3

AMENDMENT NUMBER TEN
to the
AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT
dated as of May 17, 2013
among
BARCLAYS BANK PLC,
SUTTON FUNDING LLC
and
NATIONSTAR MORTGAGE LLC
This AMENDMENT NUMBER TEN (this “Amendment”) is made as of this 26th day of March 2015, by and among Barclays Bank PLC (a “Purchaser” and “Agent”), Sutton Funding LLC (a “Purchaser”) and Nationstar Mortgage LLC (“Seller”), to that certain Amended and Restated Master Repurchase Agreement, dated as of May 17, 2013 (as amended by Amendment Number One to the Master Repurchase Agreement, dated as of July 18, 2013, Amendment Number Two to the Master Repurchase Agreement, dated as of July 24, 2013, Amendment Number Three to the Master Repurchase Agreement, dated as of September 20, 2013, Amendment Number Four to the Master Repurchase Agreement, dated as of November 4, 2013, Amendment Number Five to the Master Repurchase Agreement, dated as of November 13, 2013, Amendment Number Six to the Master Repurchase Agreement, dated as of November 25, 2013, Amendment Number Seven to the Master Repurchase Agreement, dated as of January 14, 2014, Amendment Number Eight to the Master Repurchase Agreement, dated as of August 21, 2014, and Amendment Number Nine to the Master Repurchase Agreement, dated as of October 20, 2014,by and among Purchasers and Seller, and as further amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and among Seller and Purchasers.
WHEREAS, Purchasers, Agent and Seller have agreed to amend the Repurchase Agreement as more particularly set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
SECTION 1.Amendments. Notwithstanding the monthly commitment fee amount payable under the Repurchase Agreement (as set forth in Amendment Number Nine, dated as of October 20, 2014), effective as of April 1, 2015, Seller and Purchasers agree that from April 2015 to September 2015, inclusive, the commitment fee installment shall be an amount equal to $969,791.67, due and payable by Seller on the 20th day of each such month or if such day is not a Business Day, the Business Day immediately preceding such 20th day of the month, in immediately available funds and otherwise in accordance with Section 2 of the Pricing Side Letter.

SECTION 2.Fees and Expenses. Seller agrees to pay to Purchasers all fees and out of pocket expenses incurred by Purchasers and Agent in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel to Purchasers and Agent incurred in connection with this Amendment, in accordance with Section 23(a) of the Repurchase Agreement.

SECTION 3.Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Repurchase Agreement.

SECTION 4.Limited Effect. Except as amended hereby, the Repurchase Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Repurchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Repurchase Agreement, any reference in any of such items to the Repurchase Agreement being sufficient to refer to the Repurchase Agreement as amended hereby.

SECTION 5.Representations. In order to induce Purchasers and Agent to execute and deliver this Amendment, Seller hereby represents to Purchasers and Agent that as of the date hereof, (i) Seller is in full compliance with all of the terms and conditions of the Program Documents and remains bound by the terms thereof, and (ii) no Default or Event of Default has occurred and is continuing under the Program Documents.

SECTION 6.Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of laws (other than Sections 5-1401 and 5‑1402 of the New York General Obligations Law which shall be applicable).

SECTION 7.Counterparts. For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

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IN WITNESS WHEREOF, Purchasers, Agent and Seller have caused their names to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.

BARCLAYS BANK PLC,
Purchaser and Agent

By:___/s/ Ellen V Kiernan__________________
Name: Ellen V Kiernan
Title: Director

SUTTON FUNDING LLC,
Purchaser

By:_/s/ Joseph O’Doherty___________________
Name: Joseph O’Doherty
Title: Managing Director

NATIONSTAR MORTGAGE LLC,
Seller

By:__/s/ Jeffrey M. Neufeld__________________
Name: Jeffrey M. Neufeld
Title: Senior Vice Preisdent and Treasurer

Amendment Number Ten to A&R Master Repurchase Agreement